Financial Instruments - Market risk (Details) $ in Millions	12 Months Ended
Dec. 31, 2025 USD ($)
Currency risk
Financial Instruments
Increase or decrease in the risk assumption	10.00%
Increase or decrease on net income	$ 0.1
Increase or decrease on total comprehensive income	$ 0.1
Commodity price risk
Financial Instruments
Increase or decrease in the risk assumption	10.00%
Increase or decrease on net income	$ 7.6
Increase or decrease on total comprehensive income	$ 7.6